                                                                    EXHIBIT 10.6

                          COMMERCIAL SECURITY AGREEMENT
                                    (Patents)


                  This COMMERCIAL SECURITY AGREEMENT (Patents) (the "Agreement") is entered into this 7th day of December, 1994, by UROCATH CORPORATION, a Florida corporation, 14280 Carlson Circle, Tampa, Florida 33626 ("Debtor") for the benefit of the individuals listed on the signature pages hereof as Secured Party (hereinafter individually or collectively referred to as "Secured Party") and Mr. James H. Martin as collateral agent for Secured Party (in such capacity, "Collateral Agent").

                  FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, Debtor grants to Secured Party the security interest (and the pledges and assignments as applicable) hereinafter set forth and agrees with Secured Party as follows:

                  A. OBLIGATIONS SECURED. The security interests, pledges and assignments granted hereby are to secure punctual payment and performance of all obligations of Debtor now or hereafter existing under the Subscription Agreement (the "Subscription Agreement") of even date herewith between Debtor and each Secured Party, under the "Notes", as defined and described in the Subscription Agreement and this Agreement, whether for principal, interest, fees, expenses or otherwise (all such obligations being hereafter referred to as the "Obligations"). Capitalized terms used but not defined herein which are defined in the Subscription Agreement shall have the meaning assigned to such terms in the Subscription Agreement.

                  B. DEFINITION OF TERMS USED HEREIN. As used herein, the following terms shall have the following meanings:

                  Collateral. The patents (the "Patents") to be acquired by Debtor known as United States Patents Nos. 4,932,938, 5,114,398, 5,030,199, 5,041,092, and 5,234,409, when hereafter acquired, and United States Patents Nos. 4,350,161, 4,432,757, and 4,946,449, including (i) all reissues, continuations, divisions, continuations-in-part or extensions thereof, (ii) all inventions and processes disclosed therein, including the right to make, use or sell the inventions and processes disclosed therein, and (iii) the right to sue for past, present and future infringement of the foregoing.

                  Patent License. Any written agreement executed or to be executed by Debtor granting to any third party any right to practice any invention which is covered by any claim in any of the Patents which are part of the Collateral.

                  Proceeds. Any consideration received by Debtor from the sale, exchange, lease or other disposition of any asset or property which constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion (of whatever nature) of any asset or property which constitutes Collateral, any claim of Debtor which constitutes Collateral, any claim of Debtor against third parties for past, present or future infringement of any patent or Patent License, and any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  C. SECURITY INTEREST. As security for the obligations, Debtor hereby sells, assigns, conveys, mortgages, hypothecates and transfers to Secured Party and hereby grants to Secured Party a security interest in and agrees that Secured Party shall continue to have a security interest in (and a pledge and assignment as applicable), the Collateral.

                  D. REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR. Debtor represents and warrants as follows:

                  1. Ownership: No Encumbrances. Except for the security interest (and pledges and assignments as applicable) granted hereby, Debtor is the exclusive licensee of all the Collateral free and clear from all charges, liens, security interests, adverse claims and encumbrances of any and every nature whatsoever pursuant to a License Agreement dated February 2, 1993 between Surgitek, Inc. and Excalibur Engineering Corporation (and subsequently assigned to the Debtor) ("License Agreement"). Upon exercise of the option provided to the Debtor in the Option Agreement dated June 8, 1994 between Surgitek, Inc., Cabot Technology Corporation, and Cabot Medical Corporation and the Debtor, payment of the Option Fee provided for therein from the proceeds of the Notes, and execution of the appropriate assignment of the patents to Debtor, Debtor shall be the owner of all the Collateral free and clear from all charges, liens, security interests, adverse claims and encumbrances of any and every nature whatsoever. The foregoing shall not be construed as a warranty that the Collateral does not infringe upon any third party proprietary rights, although Debtor is unaware of any such infringement and to Debtor's knowledge no assertion of any such infringement has been made by any party.

                  2. No Financing Statements. There is no financing statement or similar filing now on file in any public office covering any part of the Collateral, nor is there any filing with the United States Patent and Trademark Office for the purpose of perfection, confirming, continuing, enforcing or protecting any security interest granted by Debtor in the Collateral, and Debtor will not execute and there will not be on file in any public office any financing statement or similar filing regarding the Collateral, except the financing statements filed or to be filed in favor of Secured Party and the filing of this Agreement with the United States Patent and Trademark Office.

                  3. Accuracy of Information. All information furnished to Secured Party concerning Debtor and the Collateral, or otherwise for the purpose of obtaining or maintaining credit, is or will be at the time the same is furnished, accurate and complete in all material respects.

                  4. Authority. Debtor has full right and authority to execute and perform this Agreement and to create the security interest (and pledges and assignment as applicable) created by this Agreement. The making and performance by Debtor of this Agreement will not violate any certificate of incorporation, bylaws or similar document respecting Debtor, any provision of


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
law, any order of court or governmental agency, or any indenture or other agreement to which Debtor is a party, or by which Debtor or any of Debtor's property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture or other agreement, or result in the creation or imposition of any charge, lien, security interest, claim or encumbrance of any and every nature whatsoever upon the Collateral, except as contemplated by this Agreement.

                  5. Addresses. The address of Debtor designated at the beginning of this Agreement is Debtor's place of business if Debtor has only one place of business; Debtor's chief executive office if Debtor has more than one place of business. Debtor agrees not to change such address without advance written notice to Secured Party.

                  6. Use of Collateral. The Collateral will be used by Debtor primarily in the conduct of Debtor's business.

                  E. COVENANTS REGARDING PATENT COLLATERAL.

                  1. Acquire Patents. Upon the successful closing of the offering under which the Notes are purchased, the Debtor will exercise its option to acquire the Patents under the Option Agreement, obtain an assignment of the Patents and record that assignment and this Agreement with the U.S. Patent and Trademark Office.

                  2. Patents. Debtor (either itself or through licensees) will, for each Patent, not do any act, or omit to do any act, whereby any Patent which is material to the conduct of Debtor's business may become invalidated or dedicated, and shall continue to mark any products covered by a Patent with the relevant patent number as required by the patent laws.

                  3. Notification. Debtor shall notify Secured Party immediately if it knows or has reason to know that any Patent may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court) regarding such ownership of any patent, its right to register the same, or to keep and maintain the same.

                  4. Maintenance. Debtor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, to maintain each patent, including, without limitation, filing of application for renewal, affidavits of use, affidavits of incontestability and maintenance fees, and, where appropriate, to initial opposition, interference and cancellation proceedings against third parties.

                  5. Infringement. If Debtor believes or knows that any Collateral consisting of a Patent material to the conduct of Debtor's business, is being infringed upon by a third party, Debtor shall notify Secured Party within fifteen (15) days after it learns thereof and shall, if consistent with good business practice, promptly sue for infringement and to recover any and all


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
damages for such infringement and take such other actions as are appropriate under the circumstances to protect such Collateral.

                  6. Grant of License to Use Patent Collateral in Event of Default. For the purpose of enabling Secured Party to exercise rights and remedies under this Agreement, Debtor hereby grants to Secured Party an irrevocable, nonexclusive license (exercisable without payment or royalty or other compensation to Debtor following the occurrence of an "Event of Default", as defined below) to use, license or sublicense any Patent.

                  7. Litigation. Debtor has no actual knowledge of any suits pending, or litigation threatened which relate in any way to the Patents that are material to the Debtor's business or operations.

                  F. EVENTS OF DEFAULT. Debtor shall be in default hereunder upon the happening of any of the following events or conditions (each such event, an "Event of Default"): (i) nonpayment when due (whether by acceleration of maturity or otherwise) of any payment of principal, interest or any other amount due on any Obligation; (ii) any representation or warranty made by Debtor to Secured Party in connection with this Agreement, the Collateral or the Obligations, or if any statements or certificates, proves incorrect in any material respect as of the date of the making or the issuance thereof; (iii) default occurs in the observance or performance of, or if Debtor fails to furnish adequate evidence of performance of, any provision of this Agreement, and such default continues uncured for 30 days after notice thereof delivered to Debtor; (iv) dissolution, liquidation, termination of existence, insolvency, business failure or winding-up of Debtor or any maker, endorser, guarantor, surety or other party liable in any capacity for any of the Obligations; (v) the application for appointment of a receiver or any other legal custodian for any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy, arrangement, reorganization, insolvency or similar laws for the relief of debtors by or against, Debtor or any maker, endorser, guarantor, security or other party primarily or secondarily liable for any of the Obligations; or (vi) the filing of any levy, attachment, execution, garnishment or other process against Debtor or any of the Collateral or any maker, endorser, guarantor, surety, or other party liable in any capacity for any of the Obligations.

                  Upon the occurrence of an Event of Default, Secured Party, at its option, may declare the obligations or any part thereof immediately due and payable, without demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, or any other notice whatsoever, all of which are hereby waived by Debtor and any maker, endorser, guarantor, surety or other party liable in any capacity for any of the Obligations and thereafter shall be entitled to exercise any remedy available to it.

                  G. REMEDIES. (a) Secured Party shall have all of the rights and remedies provided for in this Agreement and in any other agreements executed by Debtor, the rights and remedies in the Uniform Commercial Code of any applicable jurisdiction, and any and all of the rights and remedies at law and equity, all of which shall be deemed cumulative. Without limiting the foregoing, Debtor agrees that Secured Party shall have the right to (a) require Debtor to


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
assemble the Collateral and make it available to Secured Party at a place designated by Secured Party that is reasonably convenient to both parties, which Debtor agrees to do; (b) take possession of the Collateral, with or without process of law, and, in this connection, enter any premises where the Collateral is located to remove same, to render it unusable, or to dispose of same on such premises; (c) sell, lease or otherwise dispose of the Collateral, by public or private proceedings, for cash or credit, without assumption of credit risk; and/or (d) whether before or after default, collect and receipt for, compound, compromise, and settle and give releases, discharges and acquittances with respect to, any and all amounts owned by any person or entity with respect to the Collateral. Secured Party will send Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition will be made. Any requirement of reasonable notice to Debtor shall be met if such notice is mailed, postage prepaid, to Debtor at the address of Debtor designated at the beginning of this Agreement, at lease five (5) days before the day of public sale or at least five (5) days before the time after which any private sale or other disposition will be made.

                  (b) The rights and remedies of Secured Party are cumulative and the exercise of any one or more of the rights or remedies shall not be deemed an election of rights or remedies or a waiver of any other right or remedy. Secured Party may remedy any default and may waive any default without waiving the default remedied or without waiving any other prior or subsequent default.

                  H. COLLATERAL AGENT. (a) Each Secured Party hereby designates and appoints Mr. James H. Martin to act as such Secured Party's agent (herein in such capacity, "Collateral Agent") and to take such action as agent of such Secured Party on his behalf and to exercise such rights and remedies under this Agreement as are specifically delegated to or required by Collateral Agent under the terms and provisions of this Agreement. Collateral Agent shall have no independent duty to enforce any provisions of this Agreement absent direction. Collateral Agent is hereby expressly authorized as agent and trustee on behalf of each Secured Party, and Collateral Agent hereby agrees, to do the following:

                  (i) upon the occurrence and continuance of an Event of Default and upon Collateral Agent's obtaining the written consent from the holders of at least fifty-one percent (51%) of the outstanding principal balance of the Notes, to exercise on behalf of Secured Party all of the rights and remedies a secured party available under this Agreement and under the Uniform Commercial Code in effect in any applicable jurisdiction or otherwise available to it under applicable law; and

                  (ii) release the Collateral within five (5) days of the earlier of (1) the Collateral Agent's receipt of the written consent from all of the holders of the Notes or (2) the Collateral Agent's receipt of a certificate executed by Company's President stating that all Notes have been paid and a copy of all outstanding Notes marked "cancelled" by the Company.

                  (b) Collateral Agent shall not be required to take any action which exposes him to personal liability or which is contrary to this Agreement or applicable law; however, Collateral


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Agent shall be required to act or to refrain from acting upon the instruction of the holders as provided in subsection (a) above, and such instruction shall be binding on all Secured Parties. THE DUTIES OF COLLATERAL AGENT SHALL BE MECHANICAL AND ADMINISTRATIVE IN NATURE, AND COLLATERAL AGENT SHALL NOT HAVE BY REASON OF THIS AGREEMENT A FIDUCIARY RELATIONSHIP WITH DEBTOR OR ANY SECURED PARTY. NOTHING IN THIS AGREEMENT, EXPRESSED OR IMPLIED, IS INTENDED TO, OR SHALL BE CONSTRUED AS TO, IMPOSE UPON COLLATERAL AGENT ANY FIDUCIARY DUTY OR
OBLIGATION IN RESPECT OF THIS AGREEMENT.

                  I. APPOINTMENT OF SECURED PARTY AS ATTORNEY-IN-FACT. Debtor irrevocably appoints Secured Party and any officer or agent thereof, with a full power of substitution, as its true and lawful attorney-in-fact to take any and all appropriate action in Secured Party's discretion and to execute any and all documents and instruments which Secured party may deem necessary and desirable to accomplish the purpose of this Agreement, including without limitation, to bring suit to enforce or defend any of the Patents; to demand, collect, recover and give receipts with respect to any sums due under any of the Collateral and to receive, endorse and collect any drafts, instruments or documents of title with respect to any Collateral, to remove any Collateral from the property venue owner, encumbrancer or other person having any interest in the property where any Collateral is located, and in connection therewith, Secured Party is authorized to show a copy of this Agreement to such person as evidence of Debtor's appointment of Secured Party as Debtor's agent and lawful attorney-in-fact and of Debtor's authorization to allow Secured Party to remove any collateral from said property; provided however, that Secured Party will not exercise its rights, except upon the occurrence and during the continuation of any Event of Default. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  J. EXPENSES. Debtor shall be liable for and agrees to pay the reasonable expenses incurred by Secured Party in enforcing its rights and remedies, in retaking, holding, testing, repairing, improving, selling, leasing or disposing of the Collateral, or like expenses, including without limitation, attorneys' fees and legal expenses incurred by Secured Party. These expenses, together with interest thereon from the date incurred until paid by Debtor at the maximum contract rate allowed under applicable laws, which Debtor agrees to pay, shall constitute additional Obligations, and shall be secured by and entitled to the benefits of this Agreement.

                  K. PROCEEDS; SURPLUS; DEFICIENCIES. Proceeds received by Secured Party from disposition of the Collateral shall be applied toward Secured Party's expenses and other Obligations in such order or manner as Secured Party may elect. Debtor shall be entitled to any surplus if one results after lawful application of the proceeds. Debtor shall remain liable for any deficiency.


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                  L.       MISCELLANEOUS.

                  1. Savings Clause. Notwithstanding any provision to the contrary herein, or in any of the documents evidencing the Obligations or otherwise relating thereto, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable usury laws. If any such excessive interest is so provided for, then in such event (i) the provision of this paragraph shall govern and control, (ii) neither Debtor nor its legal representatives, successors or assigns or any other party liable for the payment thereof, shall be obligated to pay the amount of such interest to the extent that is in excess of the maximum amount permitted by law, (iii) any such excess interest that may have been collected shall be, at the option of the holder of the instrument evidencing the Obligations, either applied as a credit against the then unpaid principal amount thereof or refunded to the maker thereof, and (iv) the effective rate of interest shall be automatically reduced to the maximum lawful rate under applicable usury laws as now or hereafter construed by the courts having jurisdiction.

                  2. Waivers. Debtor and any maker, endorser, guarantor, surety or other party liable in any capacity respecting the Obligations hereby waive demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor and any other similar notice whatsoever.

                  3. Severability. Any provision hereof found to be invalid by courts having jurisdiction shall be invalid only with respect to such provision (and then only to the extent necessary to avoid such invalidity). The offending provision shall be modified to the maximum extent possible to confer upon Secured Party the benefits intended thereby. Such provision as modified and the remaining provisions hereof shall be construed and enforced to the same effect as if such offending provision (or portion thereof) had not been contained herein, to the maximum extent possible.

                  4. Use of Copies. Any carbon, photographic or other reproduction of this Agreement or any financing statement signed by Debtor insufficient as a financing statement for all purposes, including without limitation, filing any state as may be permitted by the provision of the Uniform Commercial Code of such jurisdiction.

                  5. Relationship to Other Agreements. This Agreement and the security interests (and pledges and assignments as applicable) herein granted are in addition to (and not in substitution, novation or discharge of) any and all prior or contemporaneous security agreements, security interests, pledges, assignments, liens, rights, titles or other interests in favor of Secured Party or assigned to Secured Party by others in connection with the Obligations. All rights and remedies of Secured Party in all such agreements are cumulative, but in the event of actual conflict in terms and conditions, the terms and conditions of the latest security agreement shall govern and control.

                  6. Notices. Any notice, consent or demand given by any party hereto in connection with this Agreement, the Collateral or the Obligations shall be deemed given and


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effective upon deposit in the United States mail, postage prepaid, and if addressed to Debtor, at the address of Debtor designated at the beginning of this Agreement, if to Collateral Agent, at R. F. D. W10681, Hwy. 127, Portage, WI 53901. Actual notice to Debtor shall always be effective no matter how given or received.

                  7. Headings and Gender. Paragraph headings in this Agreement are for convenience only and shall be given no meaning or significance in interpreting this Agreement. All words used herein shall be construed to be of such gender or number as the circumstances require.

                  8. Amendments. Neither this Agreement nor any of its provisions may be changed, amended, modified, waived or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of the change, amendment, modification, waiver or discharge is sought.

                  9. Continuing Agreement. The security interest (and pledges and assignments as applicable) hereby granted and all of the terms and provision in this Agreement shall be deemed a continuing agreement. All of the covenants and agreements of Debtor herein shall survive the execution and delivery of this Agreement and shall continue in force until the Obligations are paid in full and a written release hereof is executed by Secured Party. No release of this Agreement or the security interest thereof shall be valid unless executed by Secured Party or its successors or assigns.

                  10. Binding Effect. The provision of this Agreement shall be binding upon the heirs, personal representatives, successors and assigns of Debtor and the rights, powers and remedies of Secured Party hereunder shall inure to the benefit of the successors and assigns of Secured Party.

                  11. Acceptance by Secured Party. Debtor waives acceptance and notice of acceptance of this Agreement by Secured Party.

                  12. Governing Law. This Agreement shall be governed by the laws of the State of Florida and applicable Federal law.


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                  EXECUTED this 7th day of December, 1994.

                                               DEBTOR:


                                               UROCATH CORPORATION

                                               By:   /s/
                                                    ---------------------------
                                               Name:  Gregory S. Ayers
                                               Title:  Vice President, Finance


                                               SECURED PARTY:

Name:                                          Address:



- ---------------------                          --------------------------------
                                               --------------------------------
                                               --------------------------------

Name:                                          Address:



- ---------------------                          --------------------------------
                                               --------------------------------
                                               --------------------------------

Name:                                          Address:



- ---------------------                          --------------------------------
                                               --------------------------------
                                               --------------------------------

Name:                                          Address:



- ---------------------                          --------------------------------
                                               --------------------------------
                                               --------------------------------


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                                               COLLATERAL AGENT:



                                               By:
                                                  -----------------------------

                                               Name:  James H. Martin
                                                    ---------------------------


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
                                   SCHEDULE I

                                     PATENTS


Patent No.                 Title
- ----------                 -----
4,932,938                  Urethral Indwelling Catheter with Incontinence
                           Control
5,114,398                  Female Incontinence Control Device with Mechanically
                           Operable Valve
5,030,199                  Female Incontinence Control Device with Mechanically
                           Operable Valve and Method
5,041,092                  Urethral Indwelling Catheter with Magnetically
                           Controlled Drainage Valve and Method
5,234,409                  Female Incontinence Control Device and Method
4,350,161                  Indwelling Urethral Catheter and Method
4,432,757                  Indwelling Urethral Catheter
4,946,449                  Indwelling Urethral Catheter System and Method


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